Exhibit 10.4

BGC HOLDINGS, L.P.

TWELFTH AMENDMENT

TO AGREEMENT OF LIMITED PARTNERSHIP,

AS AMENDED AND RESTATED

This Twelfth Amendment (this “Twelfth Amendment”) to the Agreement of Limited Partnership of BGC Holdings, L.P. (the “Partnership”), as amended and restated as of March 31, 2008, and as further amended effective as of March 1, 2009, August 3, 2009, January 1, 2010, August 6, 2010, December 31, 2010, March 15, 2011, September 9, 2011, December 17, 2012, July 1, 2013, May 9, 2014 and October 1, 2015 (as amended, the “Agreement”), is executed as of December 14, 2016 and is effective as of October 1, 2016.

WITNESSETH:

WHEREAS, the General Partner and the sole Exchangeable Limited Partner wish to make certain modifications to the Agreement; and

WHEREAS, this Twelfth Amendment has been approved by each of the General Partner and the sole Exchangeable Limited Partner;

NOW, THEREFORE, the Agreement is hereby amended on the terms set forth in this Twelfth Amendment:

Section 1. Amendment to Description of NPSUs

The following sentences in Section 1 of the Tenth Amendment to the Agreement, executed as of May 9, 2014, shall be deleted:

“On terms and conditions determined by the General Partner in its sole discretion, NPSUs may be converted into PSUs and/or PPSUs, which conversion may be set forth in a written vesting schedule. Upon, and subsequent to, any such conversion of NPSUs, such Units shall be treated for all purposes under this Agreement as PSUs and/or PPSUs, as applicable.”

And replaced with the following:

“On terms and conditions determined by the General Partner in its sole discretion, NPSUs may be replaced by a grant of PSUs, PPSUs, LPUs, or PLPUs, which may be set forth in a written schedule and subject to additional terms and conditions, provided that, in all circumstances such grant of PSUs, PPSUs, LPUs, or PLPUs shall be contingent upon BGC Partners, Inc., inclusive of its Affiliates, earning, in aggregate, at least USD 5 million in gross revenues in the calendar quarter in which the applicable award of PSUs, PPSUs, LPUs, or PLPUs is to be granted. The forgoing revenue contingency is deemed to be included as an additional condition for an NPSU to be replaced by, or converted into, a PSU, PPSU, LPU, or PLPU in any NPSU award documentation, without the requirement of any additional amendment to any such grant documentation.”

Section 2. Amendment to Description of NREUs, NPREUs, NLPUs, NPLPUs, and NPPSUs

The following sentences in Section 1 of the Eleventh Amendment to the Agreement, executed as of November 4, 2015, shall be deleted:

“On terms and conditions determined by the General Partner in its sole discretion or as otherwise set forth in the written documentation applicable to such units, NREUs may be converted into REUs, which conversion may be set forth in a written vesting schedule. Upon, and subsequent to, any such conversion of NREUs, such Units shall be treated for all purposes under this Agreement as REUs.”

“On terms and conditions determined by the General Partner in its sole discretion or as otherwise set forth in the written documentation applicable to such units, NPREUs may be converted into PREUs, which conversion may be set forth in a written vesting schedule. Upon, and subsequent to, any such conversion of NPREUs, such Units shall be treated for all purposes under this Agreement as PREUs.”

“On terms and conditions determined by the General Partner in its sole discretion or as otherwise set forth in the written documentation applicable to such units, NLPUs may be converted into LPUs, which conversion may be set forth in a written vesting schedule. Upon, and subsequent to, any such conversion of NLPUs, such Units shall be treated for all purposes under this Agreement as LPUs.”

“On terms and conditions determined by the General Partner in its sole discretion or as otherwise set forth in the written documentation applicable to such units, NPLPUs may be converted into PLPUs, which conversion may be set forth in a written vesting schedule. Upon, and subsequent to, any such conversion of NPLPUs, such Units shall be treated for all purposes under this Agreement as PLPUs.”

“On terms and conditions determined by the General Partner in its sole discretion or as otherwise set forth in the written documentation applicable to such units, NPPSUs may be converted into PPSUs, which conversion may be set forth in a written vesting schedule. Upon, and subsequent to, any such conversion of NPPSUs, such Units shall be treated for all purposes under this Agreement as PPSUs.”

And replaced with the following:

“On terms and conditions determined by the General Partner in its sole discretion, NREUs may be replaced by a grant of REUs, which may be set forth in a written schedule and subject to additional terms and conditions, provided that, in all circumstances such grant of REUs shall be contingent upon BGC Partners, Inc., inclusive of its Affiliates, earning, in aggregate, at least USD 5 million in gross revenues in the calendar quarter in which the applicable award of REUs is to be granted. The forgoing revenue contingency is deemed to be included as an additional condition for an NREU to be replaced by, or converted into, an REU in any NREU award documentation, without the requirement of any additional amendment to any such grant documentation.”

“On terms and conditions determined by the General Partner in its sole discretion, NPREUs may be replaced by a grant of PREUs, which may be set forth in a written schedule and subject to additional terms and conditions, provided that, in all circumstances such grant of PREUs shall be contingent upon BGC Partners, Inc., inclusive of its Affiliates, earning, in aggregate, at least USD

5 million in gross revenues in the calendar quarter in which the applicable award of PREUs is to be granted. The forgoing revenue contingency is deemed to be included as an additional condition for an NPREU to be replaced by, or converted into, a PREU in any NPREU award documentation, without the requirement of any additional amendment to any such grant documentation.”

“On terms and conditions determined by the General Partner in its sole discretion, NLPUs may be replaced by a grant of LPUs, which may be set forth in a written schedule and subject to additional terms and conditions, provided that, in all circumstances such grant of LPUs shall be contingent upon BGC Partners, Inc., inclusive of its Affiliates, earning, in aggregate, at least USD 5 million in gross revenues in the calendar quarter in which the applicable award of LPUs is to be granted. The forgoing revenue contingency is deemed to be included as an additional condition for an NLPU to be replaced by, or converted into, a LPU in any NLPU award documentation, without the requirement of any additional amendment to any such grant documentation.”

“On terms and conditions determined by the General Partner in its sole discretion, NPLPUs may be replaced by a grant of PLPUs, which may be set forth in a written schedule and subject to additional terms and conditions, provided that, in all circumstances such grant of PLPUs shall be contingent upon BGC Partners, Inc., inclusive of its Affiliates, earning, in aggregate, at least USD 5 million in gross revenues in the calendar quarter in which the applicable award of PLPUs is to be granted. The forgoing revenue contingency is deemed to be included as an additional condition for an NPLPU to be replaced by, or converted into, a PLPU in any NPLPU award documentation, without the requirement of any additional amendment to any such grant documentation.”

“On terms and conditions determined by the General Partner in its sole discretion, NPPSUs may be replaced by a grant of PPSUs, which may be set forth in a written schedule and subject to additional terms and conditions, provided that, in all circumstances such grant of PPSUs shall be contingent upon BGC Partners, Inc., inclusive of its Affiliates, earning, in aggregate, at least USD 5 million in gross revenues in the calendar quarter in which the applicable award of PPSUs is to be granted. The forgoing revenue contingency is deemed to be included as an additional condition for an NPPSU to be replaced by, or converted into, a PPSU in any NPPSU award documentation, without the requirement of any additional amendment to any such grant documentation.”

Section 3. Other Amendments

The General Partner shall have the authority, without the consent of the other Partners other than the Exchangeable Limited Partners (by affirmative vote of a Majority in Interest), to make such other amendments to the Agreement as are necessary or appropriate to give effect to the intent of this Twelfth Amendment, including, without limitation, to amend the Table of Contents or to reflect this Twelfth Amendment in an Amended and Restated Agreement of Limited Partnership (and to further amend and/or restate such Amended and Restated Agreement of Limited Partnership to reflect this Twelfth Amendment to the extent necessary or appropriate as determined by the General Partner).

Defined terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

[Signature Page Follows]

BGC GP, LLC

By:	/s/ Howard W. Lutnick
Name: Howard W. Lutnick
Title: Chairman and CEO

CANTOR FITZGERALD, L.P., as the sole Exchangeable Limited Partner

By:	/s/ Howard W. Lutnick
Name: Howard W. Lutnick
Title: Chairman and CEO

[Signature Page to the Twelfth Amendment, executed and effective as of December 14, 2016, to the Agreement of Limited

Partnership of BGC Holdings, L.P., as amended and restated as of March 31, 2008, and as further amended]

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